Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EnerTeck Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned’s knowledge, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2010	By:	/s/ Dwaine Reese
Dwaine Reese,
Chief Executive Officer and Chairman of
the Board (Principal Executive Officer)

Dated: November 12, 2010	By:	/s/ Richard Dicks
Richard Dicks, Chief Financial Officer
(Principal Financial Officer)